ROGERS CORPORATION
ONE TECHNOLOGY DRIVE
P.O. BOX 188
ROGERS, CT 06263-0188

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 3, 2017 (May 1, 2017 for employee stock purchase plan participants). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 3, 2017 (May 1, 2017 for employee stock purchase plan participants). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ROGERS CORPORATION			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends a vote FOR						number(s) of the nominee(s) on the line below.
the following:
1.	Election of Directors		☐	☐	☐

Nominees
01) Keith L. Barnes
	02) Michael F. Barry	05) Ganesh Moorthy
	03) Bruce D. Hoechner	06) Helene Simonet
	04) Carol R. Jensen	07) Peter C. Wallace

The Board of Directors recommends you vote FOR the following proposal:
			For	Against	Abstain
2.	To vote on a non-binding advisory resolution to approve the compensation of our 2016 named executive officers.		☐	☐	☐

The Board of Directors recommends you vote FOR 1 Year on the following proposal:
		One (1) year	Two (2) years	Three (3) years	Abstain
3.	To vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:
			For	Against	Abstain
4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Rogers Corporation for the fiscal year ending December 31, 2017.		☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.	☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

As a shareholder, you are entitled to vote at this year's Annual Meeting of Shareholders and are encouraged to do so by dating, signing and returning the proxy card as soon as possible.

PLEASE ACT PROMPTLY

DATE, SIGN AND MAIL YOUR PROXY CARD TODAY

Please detach and mail in the envelope provided only IF you are not voting via telephone or Internet.
1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report is/are available at www.proxyvote.com

ROGERS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
MAY 4, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints JAY B. KNOLL and JANICE E. STIPP, and each of them, acting singly, with full power of substitution, as attorneys and proxies of the undersigned, to vote all shares of capital stock of Rogers Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rogers Corporation to be held on May 4, 2017 at 10:30 a.m., local time, at the Hyatt Regency Boston Harbor, 101 Harborside Drive, Boston, Massachusetts 02128 and any adjournment thereof. The proxies are authorized to vote all shares of stock in accordance with the instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment thereof. The proxies will vote as The Board of Directors recommends where a choice is not specified.

Address Changes/Comments: _______________________________________________________________
__________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on the reverse side